Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Weighted Average Number of Shares
Our calculation of diluted earnings per common share assumes that any common shares outstanding were increased by shares that would be issued upon exercise of those stock units for which the average market price for the period exceeds the exercise price; less, the shares that could have been purchased by the Company with the related proceeds, including compensation expense measured but not yet recognized, net of tax.

(in millions)	2012	2011	2010
Weighted-average number of common shares outstanding — basic	94.1	55.2	54.8
Stock options	0.1	0.1	0.1
Stock-settled stock appreciation rights	0.9	1.7	2.1
Restricted stock units	1.0	0.6	0.2
Adjusted weighted-average shares and assumed conversions — diluted	96.1	57.6	57.2